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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 29, 2000


                              OLD NATIONAL BANCORP
                             ----------------------
             (Exact name of Registrant as specified in its charter)


           Indiana                       0-10888                 35-1539838
-------------------------------  --------------------------  -------------------
(State or other jurisdiction      (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


 420 Main Street, Evansville, IN                                   47708
 -------------------------------                                  -------
(Address of Principal Executive Offices)                          Zip Code


                                 (812) 464-1363
                   -------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

     On February 29, 2000, Old National Bancorp, an Indiana corporation (the "Company"), and Old National Bank (as successor to Old National Bank in Evansville), amended the Rights Agreement, dated as of March 1, 1990, between the Company and the Rights Agent. The amendment provides that the Final Expiration Date (as defined in the Rights Agreement) means March 1, 2010.

     The amendment to the Rights Agreement is filed as Exhibit 4.2 hereto and is incorporated hereby by reference and the foregoing description of the amendment is qualified in its entirety by reference to such exhibit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     4.1 Rights Agreement, dated as of March 1, 1990, between Old National Bancorp and Old National Bank in Evansville, as Rights Agent included as Exhibit 1 to the Registrant's Form 8-A, dated March 1, 1990 (incorporated by reference thereto).


     4.2 Amendment No. 1 to the Rights Agreement, dated as of February 29, 2000, between Old National Bancorp and Old National Bank (as successor to Old National Bank in Evansville), as Rights Agent.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OLD NATIONAL BANCORP
                                         (The Registrant)



Dated: March 1, 2000                     By:   /s/ Jeffrey L. Knight
                                             ----------------------------------
                                             Jeffrey L. Knight, Corporate
                                             Secretary and General Counsel






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